Exhibit 99.1
Cardlytics Announces Proposed Convertible Senior Notes Offering
ATLANTA, March 26, 2024— Cardlytics, Inc. (NASDAQ: CDLX) (“Cardlytics”), an advertising platform in banks’ digital channels, today announced its intention to offer, subject to market and other conditions, $150.0 million aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Cardlytics also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $22.5 million aggregate principal amount of notes.
The notes will be senior, unsecured obligations of Cardlytics, will accrue interest payable semi-annually in arrears and will mature on April 1, 2029, unless earlier converted or repurchased by Cardlytics. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Cardlytics will settle conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at Cardlytics’ election.
If certain corporate events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require Cardlytics to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.
The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering in negotiations with the initial purchasers of the notes.
Cardlytics expects to use a portion of the net proceeds from the offering to repurchase for cash a portion of its 1.00% convertible senior notes due 2025 (the “2025 Notes”) in privately negotiated transactions entered into concurrently with the pricing of the offering through one of the initial purchasers or its affiliate, as Cardlytics’ agent (each, a “note repurchase transaction”). Cardlytics expects to use any remainder of the net proceeds for general corporate purposes, including working capital, operating expenses and capital expenditures.
The terms of each note repurchase transaction will depend on a variety of factors. No assurance can be given as to how much, if any, of the 2025 Notes will be repurchased or the terms on which they will be repurchased. This press release is not an offer to repurchase the 2025 Notes, and the offering of the notes is not contingent upon the repurchase of the 2025 Notes.
In connection with any note repurchase transaction, Cardlytics expects that holders of the 2025 Notes who agree to have their 2025 Notes repurchased and who have hedged their equity price risk with respect to such notes (the “hedged holders”) will unwind all or part of their hedge positions by buying Cardlytics’ common stock and/or entering into or unwinding various derivative transactions with respect to Cardlytics’ common stock. The amount of Cardlytics’ common stock to be purchased by the hedged holders or in connection with such derivative transactions may be substantial in relation to the historic average daily trading volume of Cardlytics’ common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of Cardlytics’ common stock, including concurrently with the pricing of the notes, which could result in a higher effective conversion price of the notes. Cardlytics cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes offered or Cardlytics’ common stock.
Additionally, Cardlytics entered into capped call transactions (the “existing capped call transactions”) with certain financial institutions (the “existing option counterparties”) in connection with issuing the 2025 Notes. If Cardlytics repurchases any of its 2025 Notes, it may enter into agreements with the option counterparties to terminate a portion of the existing capped call transactions in a notional amount corresponding to the amount of 2025 Notes repurchased (such terminations, the “unwind transactions”). In connection with any such terminations of the existing capped call transactions, Cardlytics expects such existing option counterparties and/or their respective affiliates will unwind various derivatives with respect to Cardlytics’ common stock and/or sell shares of Cardlytics’ common stock concurrently with or shortly after pricing of the notes. This activity could decrease (or reduce the size of any increase in) the market price of Cardlytics’ common stock at that time and could decrease (or reduce the size of any increase in) the market value of the notes.

Exhibit 99.1
The offer and sale of the notes and the shares of common stock issuable upon conversion of the notes, if any, have not been, and will not be, registered under the Securities Act or any other securities laws of any other jurisdiction, and the notes and any such shares cannot be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, nor a solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.
About Cardlytics, Inc.
Cardlytics, Inc. (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Menlo Park, Los Angeles, New York, and London.
Forward-Looking Statements
This press release includes forward-looking statements, including statements regarding the anticipated terms of the notes being offered and the note repurchase transactions, the completion, timing and size of the proposed offering, the note repurchase transactions and any unwind transactions, the intended use of the proceeds and the potential impact of the foregoing or related transactions on dilution to holders of Cardlytics’ common stock and the market price of Cardlytics’ common stock or the notes or the conversion price of the notes. Forward-looking statements represent Cardlytics’ current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of Cardlytics’ common stock, Cardlytics’ ability to complete the proposed offering on the expected terms, or at all, whether and on what terms Cardlytics may repurchase any of the 2025 Notes or enter into any unwind transactions and risks relating to Cardlytics’ business, including those described in Cardlytics’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2024 and in subsequent periodic reports that Cardlytics files with the Securities and Exchange Commission. Cardlytics may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offering or the notes or its ability to effectively apply the net proceeds as described above. The forward-looking statements included in this press release speak only as of the date of this press release, and Cardlytics does not undertake to update the statements included in this press release for subsequent developments, except as may be required by law.

Contacts:
Public Relations:
pr@cardlytics.com

Investor Relations:
ir@cardlytics.com